[GRAPHIC OMITTED]
                                PICTURE OF FLAGS


                        GABELLI INTERNATIONAL GROWTH FUND

                    THIRD QUARTER REPORT - SEPTEMBER 30, 2002

                               [GRAPHIC OMITTED]

                                    4 STARS

             MORNINGSTAR RATED(TM) GABELLI INTERNATIONAL GROWTH FUND
                 4 STARS OVERALL AND FOR THE THREE AND FIVE-YEAR
                     PERIOD ENDED 09/30/02 AMONG 630 AND 449
                U.S. DOMICILED FOREIGN STOCK FUNDS, RESPECTIVELY.

                                                               [GRAPHIC OMITTED]
                                                         PICTURE OF CAESAR BRYAN

                                                                    CAESAR BRYAN

TO OUR SHAREHOLDERS,

      1985 was a great year for German equities. However, the share prices for certain German blue chip companies including Siemens, Allianz, Bayer, Deutsche Bank and Daimler Benz (as it then was) were roughly the same at the end of September 2002 as they were at the end of 1985. This is a fairly dramatic example but illustrates the scope of the global bear market in equities. It would have been easy to choose similar examples from Japan, where the market is trading at a nineteen year low.

      The third quarter of 2002 was a disaster for equities everywhere. There was nowhere to hide. The European markets, as measured by the Dow Jones Stoxx Index, fell by 23.0%. Looking at the individual markets, the German market declined by 36.9% and was the worst performing European market. Of the larger European markets, the United Kingdom declined least. Japan's Topix Index declined by 11.4% and actually did better than all of the European markets. Otherwise, Hong Kong declined by 13.5%, Singapore by 12.5% and Australia by 10.4%. By comparison, the Standard &Poor's ("S&P") 500 Index slumped by 17.3%. The Morgan Stanley Capital International ("MSCI") World Index, which combines the U.S. and international markets in one index, declined by 18.3%. So the U.S. did slightly better than the aggregate of foreign markets.

      For the third quarter, the Gabelli International Growth Fund (the "Fund") declined by 17.3%. This compares with a decline of 19.7% for the MSCI Europe, Australasia, Far East ("EAFE") Index of international markets and a decline of 19.8% for the average international equity fund monitored by Lipper Inc.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The information contained herein relating to Morningstar: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Ratings metrics. (C)2002 Morningstar, Inc. All Rights Reserved.

INVESTMENT RESULTS (CLASS AAA SHARES) (a)
--------------------------------------------------------------------------------
                                             Quarter
                            -----------------------------------------
                              1ST         2ND         3RD       4TH     YEAR
                              ---         ---         ---       ---     ----
2002: Net Asset Value ..... $14.02      $13.73     $11.35       --       --
      Total Return ........   2.0%       (2.1)%    (17.3)%      --       --
--------------------------------------------------------------------------------
2001: Net Asset Value ..... $15.20      $15.57     $13.14     $13.74   $13.74
      Total Return ........ (16.9)%       2.4%     (15.6)%      6.2%   (23.7)%
--------------------------------------------------------------------------------
2000: Net Asset Value ..... $24.34      $21.45     $20.07     $18.29   $18.29
      Total Return ........   6.7%      (11.9)%     (6.4)%     (5.1)%  (16.5)%
--------------------------------------------------------------------------------
1999: Net Asset Value ..... $15.94      $16.38     $17.40     $22.82   $22.82
      Total Return ........   2.0%        2.8%       6.2%      36.9%    52.4%
--------------------------------------------------------------------------------
1998: Net Asset Value ..... $17.03      $17.58     $14.74     $15.63   $15.63
      Total Return ........  18.3%        3.2%     (16.2)%     14.7%    17.4%
--------------------------------------------------------------------------------
1997: Net Asset Value ..... $13.51      $14.67     $15.31     $14.40   $14.40
      Total Return ........   0.7%        8.6%       4.4%      (5.9)%    7.3%
--------------------------------------------------------------------------------
1996: Net Asset Value ..... $11.71      $12.55     $12.53     $13.42   $13.42
      Total Return ........   6.6%        7.2%      (0.2)%      7.1%    22.2%
--------------------------------------------------------------------------------
1995: Net Asset Value .....    --          --      $10.57     $10.98   $10.98
      Total Return ........    --          --        5.7%(b)    3.9%     9.8%(b)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

              AVERAGE ANNUAL RETURNS THROUGH SEPTEMBER 30, 2002 (A)
              -----------------------------------------------------
                                            YEAR                                     SINCE
                                  QUARTER  TO DATE    1 YEAR    3 YEAR   5 YEAR   INCEPTION (B)
                                  -------------------------------------------------------------
Gabelli International Growth
  Fund Class AAA ................ (17.33)%  (17.39)%  (12.29)%  (10.35)%  (2.41)%    4.28%
MSCI EAFE Index ................. (19.69)%  (20.79)%  (15.26)%  (14.34)%  (5.37)%   (0.43)%
Lipper International
  Fund Average .................. (19.78)%  (21.00)%  (14.41)%  (13.01)%  (5.41)%    0.52%

(a) Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The MSCI EAFE Index is an unmanaged indicator of international stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. Performance for periods less than one year are not annualized.
(b) From commencement of investment operations on June 30, 1995. Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.
--------------------------------------------------------------------------------

MULTI-CLASS SHARES

      The Fund began offering additional classes of Fund shares in March 2000. The existing shares remain no-load and have been redesignated as "Class AAA" Shares. Class A, Class B and Class C Shares are targeted to the needs of investors who seek advice through financial consultants. The Board of Directors determined that expanding the types of Fund shares available through various distribution options will enhance the ability of the Fund to attract additional investors.

OUR APPROACH

      We purchase attractively valued companies that we believe have the opportunity to grow earnings more rapidly than the average in that company's local market. We pay close attention to a company's market position, management and balance sheet, with particular emphasis on the ability of the company to finance its growth. Generally, we value a company relative to its local market but, where appropriate, will attempt to benefit from valuation discrepancies between markets. Our primary focus is on security selection and not country allocation, but the Fund will remain well diversified by sector and geography. Country allocation is likely to reflect broad economic, financial and currency trends as well as relative size of the market.

                                   HOLDINGS BY
                           GEOGRAPHIC REGION - 9/30/02

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:

UNITED KINGDOM    18.5%
JAPAN             17.2%
FRANCE            12.8%
SWITZERLAND       11.8%
IRELAND            9.1%
ITALY              4.9%
SOUTH AFRICA       4.8%
OTHER             20.9%

INTERNATIONAL ALLOCATION

      The accompanying chart presents the Fund's holdings by geographic region as of September 30, 2002. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

COMMENTARY

      Fear of a double dip recession and news of more corporate scandals combined to drive equity prices sharply lower during the third quarter. As equity prices slid, money poured into the bond market. This resulted in ten year U.S. Government bond yields falling below 4% and actually ending the quarter with a yield of 3.59%. Similarly dated government bonds in Japan and Germany finished the quarter with yields of 1.18% and 4.27%, respectively. Investors are now faced with a difficult choice: leave your money on short term deposit and make about 1% in the U.S., 3% in the Euro and nothing in the Yen; buy longer dated bonds at multi-year lows; or venture back into equities. We would suggest this is not the time to abandon equities, but rather to look to increase exposure.

      Government bond markets have benefited from a flight to quality that has resulted in a sharp widening of the yield differentials between government bonds and lesser quality credits. This risk aversion has led to a flight away from equities. Throughout the world, equity markets have been derated. Relative to interest rates and looking at the relationship between stocks and bonds over the past twenty-five years, equities appear to be attractively priced. However, during the past two decades or so, the world has enjoyed a period of gradual disinflation. As inflation fell, bond yields declined and stocks commanded higher price-earnings ("PE") multiples. The market is now coming to grips with what happens next. Will inflation remain low, will it rise, or will prices actually decline causing deflation. Deflation need not necessarily be harmful. Indeed we have all enjoyed the benefits of lower prices for telephone calls, computers and cars. The problem with deflation was well expressed in the September 14 edition of THE ECONOMIST:

      "Deflation is much more harmful than inflation. Falling prices encourage consumers to postpone spending in the expectation of cheaper goods tomorrow; they also make it impossible to deliver negative real interest rates if these are needed to drag an economy out of recession. Most dangerous of all is a cocktail of deflation and debt. Deflation pushes up the real burden of debt, while the value of assets linked to that debt, such as house prices, may have to fall even more sharply in nominal terms to return to a fair value. This has already caused severe balance-sheet problems in Japan, and now America and Germany may be at risk: In both countries debts have surged to record levels."

      Clearly the authorities both in Europe and the U.S. are well aware of the Japanese experience. Also, the Japanese economy appeared to be recovering well in 1996 only to fall victim to a couple of policy blunders, including a rise in the sales tax. As investors, we will continue to focus on companies that have a business model which will not be adversely affected by low cost competition. This means understanding a company's competitive advantage and whether it is sustainable over the long term. Also, why risk owning a company with a poor balance sheet? Of course, these are the very companies that will outperform in a market rally or in an environment of higher inflation. But this is a risk that we are unlikely to take.

      The economic news outside the U.S. remains fairly bleak. Growth in most of Europe is muted. The European Central Bank seems to be reducing its opposition to lowering interest rates but has not yet taken any action. Short rates remain at 3.25%. Fiscally, Europe remains in a straightjacket. European governments had agreed to limit their budget deficits to enhance confidence in the newly created Euro. But with weak growth, budget deficits have risen limiting the government's ability to raise spending. Indeed, these rules moved Mr. Prodi, the President of the European Commission, to state that they were "stupid." Well said.

      The Japanese still struggle in their attempts to fix the economy without taking the harsh cleansing medicine. Bad loans need to be recognized and excess capacity eliminated. However, this will result in further economic weakness, certainly in the short term, and a rise in unemployment. Recently, exports have provided a boost to the economy but how much longer can that continue? In the meantime, unemployment is rising and wage growth is stagnant. Most companies worldwide are in a cautious mood concentrating on cost cutting. Top line growth is hard to find and this is unlikely to change in the near term.

INVESTMENT SCORECARD

      The list of stocks that appreciated during the quarter is, unhappily, limited to six stocks. They include Harmony Gold, Shimano, Altadis, OPAP, Olympus Optical and Newmont Mining. Significant holdings that did not do well included ProSieben, Richemont, CRH, AstraZeneca and Aventis. These are all solid companies that lost about a quarter of their value during the quarter.

      The most significant change in the portfolio was a further reduction in the Fund's exposure to European financials. This was a process that began in the previous quarter. Insurance and financial services companies in Europe came under heavy pressure during the quarter. This resulted in some companies, such as AEGON and Legal & General, raising equity to shore up their balance sheets. We sold our position in Munich Re, Swiss Re, Prudential and HBOS. We sold one Japanese holding, THK. We established a position in three Japanese stocks, Fast Retailing, Terumo and Ito-Yokado, and in Europe we purchased Carlsberg, the Danish based brewing company.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend that we believe will develop over time. The share prices of the following holdings are stated in U.S. dollar equivalent terms as of September 30, 2002.

ALTADIS SA (ALT - $22.33 - PARIS STOCK EXCHANGE) is the product of the merger between the largest tobacco companies in France and Spain. The company controls the leading cigarette brands in France and Spain and is involved in the logistics business. Altadis is also the largest cigar company in the world with the rights to sell Cuban cigars in world markets. Since the merger, management has been able to reduce the number of manufacturing plants, thus increasing profits.

BANK OF IRELAND (BKIR.I - $10.09 - DUBLIN STOCK EXCHANGE) is one of the leading financial institutions in Ireland. The bank is a major beneficiary of the strong economic growth that Ireland is currently experiencing. Outside its home market, the company has expanded into the United Kingdom. Management has created a strong regional bank in the European context, with a dominant presence in the Irish savings market.

COMPAGNIE FINANCIERE RICHEMONT AG (RIFZ.S - $14.83 - VIRT-X STOCK EXCHANGE) is one of the world's leading luxury goods companies with brand names such as Cartier, Piaget, Montblanc, Karl Lagerfeld and Alfred Dunhill. The company also has a major investment in tobacco with its significant investment in B.A.T., the world's second largest tobacco company. Adjusted for its stake in B.A.T., the market values its wholly-owned luxury goods business at a significant discount to other luxury goods producers. The company exercises tight control over the distribution of its products, is expanding its retail outlets and is benefiting from the trend towards consumers buying branded jewelry products.

CRH PLC (CRH.L - $11.71 - LONDON STOCK EXCHANGE) is a Dublin, Ireland-based international building materials company that has an excellent long-term track record of increasing earnings per share. CRH is a leading producer and distributor of a wide range of building products and materials that has grown by making acquisitions that are complimentary to its existing operations. CRH's diversity in its product line and geographic reach keep this company well protected against a slowdown in any one particular product segment or country. This global presence should contribute to CRH's continued growth.

DIAGEO PLC (DGE.L - $12.51 - LONDON STOCK EXCHANGE) is one of the world's leading drinks business with a portfolio of international brands. Some of the company's leading brands include Guinness, Johnnie Walker and Smirnoff. The company has reorganized itself over the past few years and management can now focus its attention on growing its premium drinks business. This restructuring included the sale of Pillsbury to General Mills, the sale of Burger King to a financial buyer and the purchase of Seagram's drinks business.

GLAXOSMITHKLINE PLC (GSK.L - $19.26 - LONDON STOCK EXCHANGE) is one of the world's premier health care companies. The company has a five percent share of the global pharmaceutical market with leadership positions in gastrointestinal, respiratory and viral infection therapies. Glaxo's best-known product, Zantac, has recently lost patent protection, but other Glaxo drugs are experiencing rapid growth. One of the company's strengths is the effectiveness of their research and development effort and Glaxo remains on track to bring significant new medicines to the market during the next few years. Glaxo's merger with fellow U.K. health care concern SmithKline Beecham was completed in December 2000 and synergy benefits are now flowing to the bottom line.

HARMONY GOLD MINING LTD. (HARJ.J - $15.66 - JOHANNESBURG STOCK EXCHANGE; HGMCY - $15.65 - NASDAQ) has graduated from a medium-sized gold company to one of the world's largest with annual production of about 3.1 million ounces of gold. The company has developed a core competency in mining low-grade ore very efficiently. Harmony Gold has applied these skills to other poorly managed mines with great success. Because the company is unhedged (no short gold positions), any increase in the gold price will likely have a very positive impact on profits.

IRISH LIFE & PERMANENT PLC (IPM.L - $11.36 - LONDON STOCK EXCHANGE) is the third largest financial institution in Ireland. The company offers a broad array of financial products to consumers in Ireland. Expansion into overseas markets has been reversed, making Irish Life and Permanent a pure play on the exciting growth prospects for the Irish economy.

NOVARTIS AG (NOVN.S - $39.82 - VIRT-X STOCK EXCHANGE) is one of the world's premier healthcare companies with over $20 billion in sales. Apart from pharmaceuticals, the company has important activities in generics, consumer health products, animal health, and eye care, through CIBA Vision. Management has moved the company's focus from life sciences to becoming a pure pharmaceutical business, and will divest certain non-core activities. The company has invested in marketing and sales ahead of a number of important product introductions. Novartis has about $8 billion of net cash that can be used for acquisitions and stock buy backs.

SANOFI-SYNTHELABO SA (SASY. PA - $56.38 - PARIS STOCK EXCHANGE) was created in 1999 from the merger of two publicly quoted French-based pharmaceutical companies. The merged entity is controlled by Total Fina Elf, the French oil giant, and L'Oreal, the consumer products giant. Sanofi-Synthelabo is one of the fastest growing major pharmaceutical companies with popular products for the cardiovascular and central nervous system markets.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                       WHO                           WHEN
                       ---                           ----
      Special Chats:   Mario J. Gabelli              First Monday of each month
                       Howard Ward                   First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

                       NOVEMBER                       DECEMBER                       JANUARY
                       --------                       --------                       -------
      1st Wednesday    Charles Minter & Martin Weiner Charles Minter & Martin Weiner Ivan Arteaga
      2nd Wednesday    Caesar Bryan                   Walter Walsh & Laura Linehan   Charles Minter & Martin Weiner
      3rd Wednesday    Walter Walsh & Laura Linehan   Hart Woodson                   Walter Walsh & Laura Linehan
      4th Wednesday    Barbara Marcin                                                Barbara Marcin

      All chat sessions start at 4:15 PM (Eastern Time). Please arrive early, as participation is limited.

      You may sign up for our e-mail alerts at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      If history is any guide we can expect a decent snap back as markets are very oversold. Looking further ahead, companies that can achieve earnings growth will be rewarded.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GIGRX for the Class AAA Shares. Please call us during the business day for further information.

                                                Sincerely,

                                                /S/ CAESAR BRYAN

                                                CAESAR BRYAN
                                                President and Portfolio Manager

November 5, 2002

--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                               SEPTEMBER 30, 2002
                               ------------------
Diageo plc                             Harmony Gold Mining Co. Ltd.
Novartis AG                            Compagnie Financiere Richemont AG
GlaxoSmithKline plc                    Sanofi-Synthelabo SA
Bank of Ireland                        Total Fina Elf SA
Altadis SA                             Irish Life & Permanent plc
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              Average Annual Returns -- September 30, 2002 (a)
              ------------------------------------------------
                 CLASS AAA SHARES  CLASS A SHARES  CLASS B SHARES CLASS C SHARES
                 ----------------  --------------  -------------- --------------
1 Year ............ (12.29)%        (11.52)%         (13.01)%        (13.14)%
                                    (16.60)%(c)      (17.81)%(d)     (14.10)%(d)
5 Year ............  (2.41)%         (2.21)%          (2.67)%         (2.70)%
                                     (3.35)%(c)       (2.96)%(d)      (2.70)%(d)
Life of Fund (b) ..   4.28%           4.43%            4.08%           4.06%
                                      3.58%(c)         4.08%(d)        4.06%(d)

  (a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Current returns may be higher or lower than that shown. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. The Class AAA Shares' net asset values are used to calculate performance for the periods prior to the issuance of Class A Shares, Class B Shares and Class C Shares on July 25, 2001, January 17, 2001 and December 17, 2000, respectively. The actual performance for the Class B Shares and Class C Shares would have been lower due to the additional expenses associated with these classes of shares. (b) Performance is calculated from inception of Class AAA Shares on June 30, 1995. (c) Includes the effect of the maximum 5.75% sales charge at the beginning of the period.
  (d) Includes the effect of the applicable contingent deferred sales charge at the end of the period shown for Class B and Class C Shares, respectively.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI INTERNATIONAL GROWTH FUND,INC.
PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                                    MARKET
   SHARES                                            VALUE
   ------                                           -------
            COMMON STOCKS -- 96.1%
            AEROSPACE -- 0.6%
    70,000  BAE Systems plc (a) ............... $   211,526
                                                -----------
            BROADCASTING -- 3.0%
    13,000  Nippon Broadcasting System Inc. ...     384,426
    25,575  NRJ Group .........................     361,425
    10,000  RTL Group, New York ...............     270,780
                                                -----------
                                                  1,016,631
                                                -----------
            BUILDING AND CONSTRUCTION -- 2.4%
    68,750  CRH plc (a) .......................     804,836
                                                -----------
            BUSINESS SERVICES -- 0.5%
     4,000  Secom Co. Ltd. (a) ................     159,967
                                                -----------
            COMPUTER SOFTWARE AND SERVICES -- 1.0%
    15,000  Capcom Co. Ltd. ...................     342,533
                                                -----------
            CONSUMER PRODUCTS -- 13.7%
    60,000  Altadis SA ........................   1,340,067
    17,000  Christian Dior SA .................     486,199
    69,000  Compagnie Financiere
              Richemont AG, Cl. A .............   1,023,370
     7,000  Nintendo Co. Ltd. (a) .............     815,659
    30,000  Shimano Inc. ......................     449,729
     7,000  Swatch Group AG, Cl. B ............     522,665
                                                -----------
                                                  4,637,689
                                                -----------
            ELECTRONICS -- 3.0%
     6,400  Rohm Co. Ltd. .....................     751,240
     7,000  Tokyo Electron Ltd. ...............     267,948
                                                -----------
                                                  1,019,188
                                                -----------
            ENERGY AND UTILITIES -- 6.0%
   120,000  BP plc (a) ........................     800,000
    15,000  Gas Natural SDG SA ................     254,227
     7,444  Total Fina Elf SA (a) .............     981,020
                                                -----------
                                                  2,035,247
                                                -----------
            ENTERTAINMENT -- 2.7%
   151,000  Publishing & Broadcasting Ltd. ....     643,233
    24,000  Vivendi Universal SA (a) ..........     273,540
                                                -----------
                                                    916,773
                                                -----------
            EQUIPMENT AND SUPPLIES -- 1.6%
    27,000  Olympus Optical Co. Ltd. (a) ......     392,850
    10,000  Terumo Corp. ......................     147,856
                                                -----------
                                                    540,706
                                                -----------
            FINANCIAL SERVICES -- 5.8%
    14,000  Invik & Co. AB, Cl. B .............     220,437
    80,000  Irish Life & Permanent plc, London      908,976
   180,000  Nikko Cordial Corp. (a) ...........     856,720
                                                -----------
                                                  1,986,133
                                                -----------

                                                    MARKET
   SHARES                                            VALUE
   ------                                           -------
            FINANCIAL SERVICES: BANKS -- 4.0%
   135,006  Bank of Ireland (a) ............... $ 1,362,775
                                                -----------
            FINANCIAL SERVICES: INSURANCE -- 2.0%
    57,000  RAS SpA ...........................     669,767
                                                -----------
            FOOD AND BEVERAGE -- 10.4%
     5,000  Carlsberg A/S, Cl. B + ............     259,461
    15,000  Coca-Cola Hellenic Bottling Co. SA      218,502
   130,000  Diageo plc (a) ....................   1,626,124
    25,600  Interbrew SA ......................     606,675
   100,000  Parmalat Finanziaria SpA ..........     273,745
     6,000  Pernod-Ricard SA ..................     539,584
                                                -----------
                                                  3,524,091
                                                -----------
            HEALTH CARE -- 20.5%
    14,875  AstraZeneca plc, London (a) .......     455,867
    14,126  AstraZeneca plc, Stockholm (a) ....     420,468
    13,000  Aventis SA (a) ....................     683,599
    75,140  GlaxoSmithKline plc (a) ...........   1,447,426
    40,000  Novartis AG (a) ...................   1,592,631
    13,000  Roche Holding AG (a) ..............     868,367
    18,000  Sanofi-Synthelabo SA ..............   1,014,834
    12,000  Takeda Chemical Industries Ltd. ...     483,982
                                                -----------
                                                  6,967,174
                                                -----------
            HOTELS AND GAMING -- 1.8%
    22,000  Greek Organization of
              Football Prognostics ............     210,458
   165,000  Hilton Group plc (a) ..............     415,873
                                                -----------
                                                    626,331
                                                -----------
            METALS AND MINING -- 6.5%
    85,500  Harmony Gold Mining Co. Ltd. (a) ..   1,338,719
    15,000  Harmony Gold Mining Co. Ltd., ADR .     234,750
    23,000  Newmont Mining Corp. ..............     632,730
                                                -----------
                                                  2,206,199
                                                -----------
            PUBLISHING -- 1.4%
   102,037  News Corp. Ltd. (a) ...............     491,498
                                                -----------
            REAL ESTATE -- 1.7%
    90,000  Cheung Kong (Holdings) Ltd. (a) ...     568,264
                                                -----------
            RETAIL -- 2.6%
    45,000  Boots Co. plc .....................     374,009
     5,000  Fast Retailing Co. Ltd. ...........     128,963
     6,000  Ito-Yokado Co. Ltd. ...............     235,584
     5,750  Tod's SpA .........................     143,482
                                                -----------
                                                    882,038
                                                -----------
            TELECOMMUNICATIONS -- 3.3%
    60,000  BT Group plc (a) ..................     155,426
       165  Japan Telecom Holdings
              Co. Ltd. (a) ....................     410,974
   115,000  Telecom Italia SpA, RNC ...........     571,653
                                                -----------
                                                  1,138,053
                                                -----------

THE GABELLI INTERNATIONAL GROWTH FUND,INC.
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

            COMMON STOCKS (CONTINUED)
            TRANSPORTATION -- 0.5%
    15,137  Tsakos Energy Navigation Ltd.+ .... $   164,993
                                                -----------
            WIRELESS COMMUNICATIONS -- 1.1%
   246,376  Vodafone Group plc (a) ............     316,901
     4,575  Vodafone Group plc, ADR ...........      58,697
                                                -----------
                                                    375,598
                                                -----------
            TOTAL COMMON STOCKS ...............  32,648,010
                                                -----------
            PREFERRED STOCKS -- 1.6%
            BROADCASTING -- 1.6%
    87,000  ProSieben Sat.1 Media AG, Pfd. ....     554,556
                                                -----------
  PRINCIPAL
   AMOUNT
  --------
            U.S. GOVERNMENT OBLIGATIONS -- 1.9%
  $642,000  U.S. Treasury Bills,
              1.634%++, 10/24/02 ..............     641,340
                                                -----------

   SHARES
   -------
            WARRANTS -- 0.2%
            METALS AND MINING -- 0.2%
     5,000  Harmony Gold Mining Co. Ltd., ADR,
              expires 06/29/03+ ...............      57,450
                                                -----------
            TOTAL INVESTMENTS -- 99.8%
              (Cost $41,597,260) ..............  33,901,356

            OTHER ASSETS AND
              LIABILITIES (NET) -- 0.2% .......      70,398
                                                -----------
            NET ASSETS -- 100.0% .............. $33,971,754
                                                ===========
-----------------
 (a) Securities fair valued under procedures established by the Board of Directors.
 +     Non-income producing security.
 ++    Represents annualized yield at date of purchase.
 ADR - American Depository Receipt.

                                     % OF
                                    MARKET       MARKET
GEOGRAPHIC DIVERSIFICATION           VALUE        VALUE
--------------------------          ------       ------
Europe .........................    69.22%    $23,464,940
Japan ..........................    17.19%      5,828,431
Asia/Pacific Rim ...............     5.02%      1,702,996
South Africa ...................     4.81%      1,630,919
North America ..................       3.76%      1,274,070
                                    ------    -----------
                                    100.0%    $33,901,356
                                    ======    ===========

                             GABELLI FAMILY OF FUNDS

VALUE ________________________________________
GABELLI ASSET FUND
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (CLASS AAA-NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI BLUE CHIP VALUE FUND
Seeks long term growth of capital through investment primarily in the common stocks of established companies which are temporarily out of favor. The fund's objective is to identify a catalyst or sequence of events that will return the company to a higher value.
(CLASS AAA-NO-LOAD)
                                         PORTFOLIO MANAGER:  BARBARA MARCIN, CFA

GABELLI WESTWOOD EQUITY FUND
Seeks to invest primarily in the common stock of well-seasoned companies that have recently reported positive earnings surprises and are trading below Westwood's proprietary growth rate estimates. The Fund's primary objective is
capital appreciation. (MULTICLASS)             PORTFOLIO MANAGER: SUSAN M. BYRNE

FOCUSED VALUE ______________________________
GABELLI VALUE FUND
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

SMALL CAP VALUE ____________________________
GABELLI SMALL CAP FUND
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $1 billion) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation. (CLASS AAA-NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GROWTH ______________________________________
GABELLI GROWTH FUND
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation. (CLASS AAA-NO-LOAD)
                                          PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GABELLI INTERNATIONAL GROWTH FUND
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global
diversification. (MULTICLASS)                    PORTFOLIO MANAGER: CAESAR BRYAN

AGGRESSIVE GROWTH _________________________
GABELLI GLOBAL GROWTH FUND
Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's primary
objective is capital appreciation. (MULTICLASS)                     TEAM MANAGED

MICRO-CAP ___________________________________
GABELLI WESTWOOD MIGHTY MITESSM FUND
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation.
(MULTICLASS)                                                        TEAM MANAGED

EQUITY INCOME _______________________________
GABELLI EQUITY INCOME FUND
Seeks to invest primarily in equity securities with above market average yields. The Fund pays quarterly dividends and seeks a high level of total return with an emphasis on income. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WESTWOOD BALANCED FUND
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income. (MULTICLASS)
                             CO-PORTFOLIO MANAGERS: SUSAN M. BYRNE, MARK FREEMAN

GABELLI WESTWOOD REALTY FUND
Seeks to invest in securities that are primarily engaged in or related to the real estate industry. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

SPECIALTY EQUITY ____________________________
GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital appreciation. (MULTICLASS)
                                                                    TEAM MANAGED

GABELLI GLOBAL OPPORTUNITY FUND
Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation.
(MULTICLASS)                                                        TEAM MANAGED

SECTOR ______________________________________
GABELLI GLOBAL TELECOMMUNICATIONS FUND
Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's
primary objective is capital appreciation. (MULTICLASS)             TEAM MANAGED

GABELLI GOLD FUND
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors. (CLASS AAA-NO-LOAD)
                                                PORTFOLIO MANAGER:  CAESAR BRYAN

GABELLI UTILITIES FUND
Seeks to provide a high level of total return  through a combination  of capital
appreciation and current income. (CLASS AAA-NO-LOAD)                TEAM MANAGED

MERGER AND ARBITRAGE ______________________
GABELLI ABC FUND
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                      PORTFOLIO MANAGER:  MARIO J. GABELLI,  CFA

CONTRARIAN  __________________________________
GABELLI  MATHERS FUND
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (CLASS AAA-NO-LOAD)
                                      PORTFOLIO  MANAGER:  HENRY VAN DER EB, CFA

COMSTOCK CAPITAL VALUE FUND
Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective.
(MULTICLASS)
                                           PORTFOLIO MANAGER: MARTIN WEINER, CFA

COMSTOCK STRATEGY FUND
The Fund emphasizes investments in debt securities, which maximize total return in light of credit risk, interest rate risk, and the risk associated with the length of maturity of the debt instrument. (MULTICLASS)
                                           PORTFOLIO MANAGER: MARTIN WEINER, CFA

SMALL CAP GROWTH __________________________
GABELLI WESTWOOD SMALLCAP EQUITY FUND
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1 billion or less. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                            PORTFOLIO MANAGER: LYNDA CALKIN, CFA

FIXED INCOME ________________________________
GABELLI WESTWOOD INTERMEDIATE BOND FUND
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return.
(MULTICLASS)
                                           PORTFOLIO MANAGER:  MARK FREEMAN, CFA

CASH MANAGEMENT-MONEY MARKET __________
GABELLI U.S. TREASURY MONEY MARKET FUND
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity. (NO-LOAD)
                                            PORTFOLIO MANAGER:  JUDITH A. RANERI

THE TREASURER'S FUND
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury securities and repurchase agreements. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime quality, domestic money market instruments. (NO-LOAD)
                                            PORTFOLIO MANAGER:  JUDITH A. RANERI

THE GLOBAL FUNDS INVEST IN FOREIGN SECURITIES WHICH INVOLVE RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY FLUCTUATION, ECONOMIC AND POLITICAL RISKS.

AN INVESTMENT IN THE ABOVE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

TO RECEIVE A PROSPECTUS, CALL 1-800-GABELLI (422-3554). THE PROSPECTUS GIVES A MORE COMPLETE DESCRIPTION OF THE FUND, INCLUDING FEES AND EXPENSES. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

        GABELLI INTERNATIONAL GROWTH FUND, INC.
                 One Corporate Center
               Rye, New York 10580-1422
                      800-GABELLI
                     800-422-3554
                   FAX: 914-921-5118
               WEBSITE: WWW.GABELLI.COM
               E-MAIL: INFO@GABELLI.COM
      Net Asset Value available daily by calling
              800-GABELLI after 6:00 P.M.

                  BOARD OF DIRECTORS

Mario J. Gabelli, CFA           Werner J. Roeder, MD
CHAIRMAN AND CHIEF              VICE PRESIDENT/MEDICAL AFFAIRS
INVESTMENT OFFICER              LAWRENCE HOSPITAL CENTER
GABELLI ASSET MANAGEMENT INC.

Anthony J. Colavita             Anthonie C. van Ekris
ATTORNEY-AT-LAW                 MANAGING DIRECTOR
ANTHONY J. COLAVITA, P.C.       BALMAC INTERNATIONAL, INC.

Karl Otto Pohl
FORMER PRESIDENT
DEUTSCHE BUNDESBANK

            OFFICERS AND PORTFOLIO MANAGER

Caesar Bryan                    Bruce N. Alpert
PRESIDENT AND                   VICE PRESIDENT
PORTFOLIO MANAGER               AND TREASURER

James E. McKee
SECRETARY

                       DISTRIBUTOR
                 Gabelli & Company, Inc.

      CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
           State Street Bank and Trust Company

                      LEGAL COUNSEL
                 Willkie Farr & Gallagher


--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of Gabelli International Growth Fund, Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

GAB009Q302SR

[GRAPHIC OMITTED]
PICTURE OF MARIO GABELLI

GABELLI
INTERNATIONAL
GROWTH
FUND,
INC.

                                                            THIRD QUARTER REPORT
                                                              SEPTEMBER 30, 2002